SERVICER'S CERTIFICATE
    CHEVY CHASE HOME LOAN TRUST 1996-1
    7.15 % ASSET BACKED CERTIFICATES, SERIES 1996-1

    Monthly Payment Date:         May 15, 1997
    Monthly Collection Period:    April, 1997


         Under the pooling and Servicing Agreement, dated as of May 1996, between Chevy Chase Bank, F.S.B. as Transferor and Service and Norwest Bank Minnesota, National Association, as trustee, th Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Monthly Payment Date and Monthly Collection Period listed above set forth below. Certain of the information is presented on th basis of an original principal amount of $1,000 per Certificate, and certian other information is presented based upon the aggreg amounts for the Trust as a whole.


    A. Information Regarding the Current Monthly Distribution.

       1. Certificates

          (a) The Aggregate amount of the
              distribution to Certificateholders ..$     914,729.29

          (b) The amount of the distribution
              set forth in paragraph A.1.(a)
              above in respect of interest
              Collections..........................$     914,729.29

          (c) The amount of the distribution
              set forth in paragraph A.1.(a)
              above in respect of Certificateholders'
              Interest Carryover Shortfall.........$           0.00

          (d) The amount of the distribution
              set forth in paragraph A.1.(a)
              above in respect of Principal
              Collections..........................$           0.00

          (e) The amount of the reimbursement of
              previous Liquidation Loss Amounts
              included in A.1(d)...................$           0.00

          (f) The amount of the aggregate
              unreimburesed Liquidation Loss
              Amounts after giving effect to the
              distribution in A.1.(a) above .......$           0.00


          (g) The amount of the distribution set
              forth in paragraph A.1.(a) above
              per $1,000 interest .................$      5.9583333

          (h) The amount of the distribution
              set forth in paragraph A.1(b) above,
              per $1,000 interest .................$      5.9583333

          (i) The amount of the distribution set
              forth in paragraph A.1.(c) above,
              per $1,000 interest .................$      0.0000000

          (j) The amount of the distribution set
              forth in paragraph A.1.(d) above,
              per $1,000 interest .................$      0.0000000


    B. Information Regarding the Performance of the Trust.

       1. Pool Balance and Certificate Principal Balance.

          (a) The Pool Balance at the close of business
              on the last day of the Monthly
              Collection Period....................$ 152,683,657.33

          (b) The Certificate Principal Balance after
              giving effect to payments allocated to
              principal as set forth in Paragraph
              A.1(d) above.........................$ 153,521,000.00

          (c) The Invested Amount after giving effect
              to the payments set forth in paragraph
              A.1(a)...............................$ 162,584,154.83

          (d) The Required Overcollateralization
              Amount after giving effect to the
              payment set forth in paragraph A.1(a)$   9,063,154.83

          (e) The Overcollateralization Amount after
              effect of the payment set forth
              in paragraph A.1(a)..................$   9,063,154.83

          (f) The Overcollateralization Deposit/
              Distribution Amount for such Monthly
              Payment Date (included in A.1(d) during
              the Amortization Period, an Early
              Amortization Period and a Rapid
              Amortization Period).................$          (0.00)

          (g) The number and aggregate principal
              balance of Loans which are delinquent
              by 30-59 days, 60-89 days and 90 or
              more days or at the end of the close
              of business on the last day of the
              preceding Monthly Collection Period:

                Days Delinquent                          Amount
                   30-59                       254     2,699,448.20
                   60-89                        89     1,014,550.16
                   90 or more                  122     1,414,029.97
                   Total                       465     5,128,028.33

          (h) The aggregate Liquidation Loss Amount
              for all Loans that became Liquidated
              Loans in the Monthly Collection Perio$     274,707.71

       2. Servicing Fee.

              The aggregate amount of the Servicing
              Fee paid to the Servicer with respect
              to the preceeding Monthly Collection
              Period...............................$     124,615.56

       3. Payment Shortfalls.

          (a) The amount of the Certificateholders'
              Interest Carryover Shortfall after
              giving effect to the payments setforth
              in paragraph A.1(b) above............$           0.00

          (b) The amount of the Certificateholders
              Interest Carryover Shortfalls set
              forth in paragraph B.3.(a) above per
              $1,000 interest......................$      0.0000000

       4. Transfer of Subsequent Loans.

          (a) Aggregate Principal Amount of Subsequent
              Loans to be acquired by the Trust on
              such Monthly Payment Date............$           0.00

          (b) Aggregate amount on deposit in the
              Excess Funding Account on such Monthly
              Payment Date after giving effect to all
              deposits and withdrawals therefrom on
              such Monthly Payment Date............$   9,900,497.50

          (c) Aggregate amount on deposit in the
              Excess Funding Interest Subaccount on
              such Monthly Payment Date after giving
              effect to all deposits and withdrawals
              therefrom on such Monthly Payment Dat$   1,764,827.92

          (d) Aggregate amount on deposit in the
              Excess Funding Principal Subaccount on
              such Monthly Payment Date after giving
              effect to all deposits and withdrawals
              therefrom on such Monthly Payment Dat$   8,135,669.58

       5. Draws on Policy.

          (a) Amount of the distribution set forth
              in paragraph A.1(a) in respect of a
              draw on the Policy...................$           0.00

          (b) Amount of the distribution set forth
              in paragraph A.1(b) in respect of a
              draw on the Policy...................$           0.00

          (c) Amount of the distribution set forth
              in paragraph A.1(b) in respect of a
              draw on the Policy...................$           0.00

       6. Draws on Reserve Fund and Excess Funding Account.

          (a) Amount of the distribution set forth in
              paragraph A.1(a) in respect of Reserve
              Fund interest Transfer Amount........$           0.00

          (b) Amount of the distribution set forth in
              paragraph A.1(a) in respect of Reserve
              Fund Principal Transfer Amount.......$           0.00

          (c) Amount of the distribution set forth in
              paragraph A.1(a) in respect of Excess
              Funding Interest Transfer Amount.....$           0.00





                                 Mark A. Holles
                              By: ___________________________

                                  Mark A. Holles
                                  Vice President